UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2007

NITROMED, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50439	22-3159793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Spring Street
Lexington, Massachusetts	02421
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 266-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Restricted Stock Agreements

On March 16, 2007 (the “Effective Date”), NitroMed, Inc. (“NitroMed”) entered into a Restricted Stock Agreement (each, an “Agreement” and collectively, the “Agreements”) with each of the following executive officers: Gerald W. Bruce, NitroMed’s Senior Vice President, Commercial Operations; James G. Ham, III, NitroMed’s Vice President, Chief Financial Officer, Treasurer and Secretary; William “B.J.” Jones, NitroMed’s Vice President, Marketing and Business Development; and Jane A. Kramer, NitroMed’s Vice President, Corporate Affairs (each, an “Executive” and collectively, the “Executives”).  Pursuant to the terms of the Agreements, each Executive was granted restricted shares of NitroMed’s common stock, par value $0.01 per share (the “Restricted Shares”), under NitroMed’s Amended and Restated 2003 Stock Incentive Plan, as amended to date, in the amounts set forth opposite such Executive’s name in the table below:

Name of Executive	Number of Restricted Shares
Gerald W. Bruce	61,429
James G. Ham, III	54,129
William “B.J.” Jones	55,714
Jane A. Kramer	49,400

Pursuant to the terms and conditions of each Agreement, the Restricted Shares were issued to each of the Executives in consideration of employment services rendered and to be rendered to NitroMed.  The Restricted Shares will vest on the following schedule: 25% of the Restricted Shares will vest on the date that is six months after the Effective Date; 25% of the Restricted Shares will vest on the first anniversary of the Effective Date; and 50% of the Restricted Shares will vest on the second anniversary of the Effective Date.  Upon a change in control of NitroMed or upon termination of the Executive’s employment without cause (as such terms are defined in the Agreements), all unvested Restricted Shares shall immediately vest in full.  In the event that an Executive ceases to be employed by NitroMed for any reason or no reason, except as described in the preceding sentence, all of the Restricted Shares that are unvested at the time of the termination of employment will be immediately and automatically forfeited to NitroMed, without the payment of any consideration to the Executive.

The description of the terms and conditions of the Agreements set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Agreement and related schedule attached hereto as Exhibit 10.1 and incorporated by this reference.

2007 Bonus Target for Mr. Ham

On the Effective Date, the Compensation Committee of the Board of Directors of NitroMed approved an increase in Mr. Ham’s target bonus payment for fiscal year 2007 from 25% of his base salary to 35% of his base salary.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement entered into between NitroMed, Inc. and certain of its executive officers, together with a schedule of such executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NITROMED, INC.

Date: March 22, 2007	By:	/s/ Kenneth M. Bate

Kenneth M. Bate
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement entered into between NitroMed, Inc. and certain of its executive officers, together with a schedule of such executive officers.